UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 969-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Second Amended and Restated Investment Advisory Agreement

On March 24, 2022, AB Private Credit Investors Corporation, a Maryland corporation (the “Fund”), and AB Private Credit Investors LLC a Delaware limited liability company (the “Adviser”), the Fund’s registered investment adviser, entered into a Second Amended and Restated Investment Advisory Agreement (the “Second Amended and Restated Agreement”), which amended and restated that certain Amended and Restated Investment Advisory Agreement, dated November 13, 2019, (the “Advisory Agreement”). Pursuant to the Second Amended and Restated Agreement, the Base Management Fee (as defined in the Advisory Agreement) was reduced from 1.5% of the Fund’s outstanding assets to 1.375% of the Fund’s outstanding assets. No other changes were made to the Advisory Agreement.

The description above is qualified in its entirety by reference to a copy of the Second Amended and Restated Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Fee Waiver Letter

On March 24, 2022, the Fund and the Adviser also entered into a Fee Waiver Letter (the “Fee Waiver Letter”).

Pursuant to the Fee Waiver Letter, the Adviser agreed to voluntarily reduce the Base Management Fee (as defined in the Advisory Agreement) payable to the Adviser by the Fund under the Advisory Agreement from 1.5% of the Fund’s outstanding assets to 1.375% of the Fund’s outstanding assets for the period beginning January 1, 2022 through March 24, 2022 (the “Waived Period”). The Adviser has agreed to calculate the Base Management Fee as set forth therein (defined therein as the “Reduced Base Management Fee”), and to waive such portion of the Base Management Fee payable under the Advisory Agreement that is in excess of the Reduced Base Management Fee.

For the avoidance of doubt, the purpose of the Fee Waiver Letter is to reduce the Base Management Fees payable to the Adviser by the Fund during the Waived Period. In order to ensure that the Reduced Base Management Fee is less than the Base Management Fee that would otherwise be payable under the Advisory Agreement, the Adviser will, for the Waived Period, calculate the Reduced Base Management Fee and the Base Management Fee under the terms of the Advisory Agreement. If, for any portion of the Waived Period, the Reduced Base Management Fee would be greater than the Base Management Fee calculated under the terms of the Advisory Agreement, the Adviser shall only be entitled to the lesser of those two amounts.

The description above is qualified in its entirety by reference to a copy of the Fee Waiver Letter, which is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1	Second Amended and Restated Investment Advisory Agreement by and between AB Private Credit Investors Corporation and AB Private Credit Investors LLC, dated March 24, 2022

10.2	Fee Waiver Letter Delivered to AB Private Credit Investors Corporation by AB Private Credit Investors LLC, dated March 24, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2022	AB PRIVATE CREDIT INVESTORS CORPORATION

	By:	/s/ Neal Kalechofsky
Name: Neal Kalechofsky
Title: Secretary